Exhibit 99.1

17th Annual Bear Stearns Healthcare Conference

New York,  September 14, 2004.

Forward Looking Statements

This presentation may contain forward-looking statements
that reflect management’s current views as to the
Company’s clinical trials, regulatory approval process,
product development, research programs and other future
events and operations. These forward-looking statements
involve uncertainties and risks that are detailed in the
Company’s S-1 Registration Statement filed with the SEC.
Actual results could differ materially from these forward-
looking statements.

Overview

Investment Thesis

A platform technology yielding

proprietary products that offer significant clinical

advantages with low technical risk and

short development pathway, facing timely market

demand, in a favorable regulatory climate.

Conditional Bioreversible Derivatives

A

C

A

A

A

A

A

A

A

A

Within the therapeutic
Window

At high doses

C

C

C

C

A

A

A

A

C

A

C

   (Hydrolysis, Absorption) = fn (dosage)

CONJUGATE

ACTIVE

A

A

A

A

A

A

A

A

Illustrative

Elimination

Metabolism

Products

The U.S. ADHD Market Opportunity (1)

Estimated CAGR 2002-2009 =
13.6%

12 million potential customers in
the United States with 78.3% of
the market still untapped

Competitive factors – drug side
effects, long term safety and
dosing convenience

Abuse is a growing concern
especially with diagnosis of adult
ADHD

Concentrated prescriber base in
the US

U.S. Spending –
ADHD Prescription Drugs

Millions

(1) Source: Frost & Sullivan

NRP104: Human PK Study

A = NRP104 (25mg);  B = NRP104 (75mg); C = Product 1;  D = Product 2

Single-dose, open-label, two-period pilot study to compare the rate of absorption and oral bioavailability of two dose levels (1 x 25 mg and 3 x 25 mg) of NRP104 to marketed extended release product 1 (3 x 10 mg) and marketed extended release product 2 (1 x 30 mg + 1 x 5 mg), administered to healthy subjects after a 10-hour overnight fast

Time (hr)

Comparable oral bioavailability to market leaders

NRP104: Abuse Resistance
Intranasal Administration

Amphetamine blood levels following intranasal administration of equal doses of amphetamine or NRP104 in rats.  Only small amounts (less than 10%) of amphetamine were released from NRP104.

NRP104: Abuse Resistance
Intravenous Administration

Amphetamine blood levels following intravenous administration of equal doses of amphetamine or NRP104 in rats.  Only small amounts (less than 10%) of amphetamine were released from NRP104.

NRP104: Abuse Resistance
“Kitchen Test”

0%

Saturated

Baking Soda

0%

Conc. NaOH

0%

Conc. HCL

0%

0%

0%

NRP104

Saturated

Baking
Powder

Tap
Water

Vinegar

Samples were heated at boiling for 60 minutes.

% release of amphetamine from conjugate

Range of pH from acidic to basic

NRP104: Overdose Protection

Amphetamine blood levels thirty minutes after oral administration of escalating equal doses of amphetamine or NRP104 in rats.  The relative difference in amphetamine levels increases with escalating doses.  The amphetamine level for NRP104 was less than 10% of that of amphetamine at the highest dose.

NRP104: Acute Toxicity

Lethal Dose = 60mg/kg;

LD50 was not achieved at 1000mg/kg.  Tests
were stopped.

98.3 mg/kg

LD50

CW-Amphetamine

Amphetamines

NRP104 developments

Completed End-of-Phase II  meeting with the Agency on
July 29, 2004.

Registration batches for drug substance and drug product
have been made and the batches placed on stability.

NRP104 Investigators’ Training Meeting for pivotal clinical
studies was completed on August 29, 2004.

NRP104 Clinical Program Overview

Primary: Long term safety and
tolerability

1 year open label study of NRP104

302 Trial

Primary: ADHD-RS

Secondary: The Conners
Parent Rating Scale

Secondary: CGI

Randomized, double-blind, placebo
controlled study.

301 Trial

Primary: SKAMP Rating Scale

Secondary: PERMP Derived
Measures

Randomized, double-blind, placebo
and active controlled study.

201 Trial

Endpoints

Design

Study

Other shorter duration,  non-rate-limiting studies are underway

NRP104 Estimated Timeline

Q1 / Q2 2004

Q3 / Q4 2004

Q1 / Q2 2005

Q3/ Q4 2005

Q1 / Q2 2006

Q3 / Q4 2006

Phase III Clinical Trials
Begin

Results of Phase III
trials on NRP104

NDA filing on
NRP104 for pediatric
population

Launch of NRP104

sNDA filing on NRP104
for adult population

IND filed on NRP104

The U.S. Pain Market (1)

The Pain Market ($19 billion in 2003; Estimated CAGR = 9.8%)

Chronic Pain (NRP369)

Acute Pain (NRP290)

Duration: Typically lasts < 1 month

Examples: Post-operative, obstetric,
burns and trauma

Treatment: Opioids (hydrocodone),
NSAIDS and analgesics

Duration: Typically lasts > 3 months

Examples: Cancer pain, arthritic
pain

Treatment: Opioids (oxycodone)

(1) Source: Frost & Sullivan

Conditionally Bioreversible Opioid Derivatives

IND filing in Q1/Q2
2005

Lead compound being selected
from a list of finalists

NRP369

IND filing in the next
few months

Lead compound meets design
specifications

Lead compound is currently being
scaled up

NRP290

Anticipated milestone

Current Status

Compound

Developments

Recent Developments

Commenced trading on August 5, 2004 (NASDAQ: NRPH)

Received Fast-Track status on NRP104 for cocaine
dependence on August 31, 2004

In discussions with National Institute on Drug Abuse for clinical program design

Potential agonist therapy for cocaine dependence

Collaborating with opinion leaders, in the public and
private sector, toward defining standards of abuse
resistance and overdose protection

Recent Developments

Evaluating partnering opportunities on NRP104 for the
treatment of ADHD in U.S. and R.O.W.

Formal Process

Decision making (in terms of partnering or self-marketing) based on best interests of shareholders

Milestones

IND filing on NRP290 anticipated in the next few months

Results of Phase III trials (201 and 301) anticipated Q1/Q2 2005

Publications

IND filing on NRP369 anticipated by 2Q 2005

Other

Product Development

Clinical Development

Business Development